Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Third Quarter 2020 Results

SPOKANE, Wash., October 26, 2020 (GLOBE NEWSWIRE) – PotlatchDeltic Corporation (Nasdaq:PCH) today reported net income of $81.0 million, or $1.20 per diluted share, on revenues of $313.0 million for the quarter ended September 30, 2020. Net income was $20.6 million, or $0.30 per diluted share, on revenues of $226.3 million for the quarter ended September 30, 2019.

Third Quarter 2020 Highlights

•	Generated record quarterly Total Adjusted EBITDDA of $135.4 million and Total Adjusted EBITDDA margin of 43%
•	Historic lumber prices drove Wood Products record quarterly Adjusted EBITDDA performance
•	Timberlands set quarterly records for harvest volume and Adjusted EBITDDA
•	Expanded strong liquidity position to $528 million as of Q3 2020

“Our Timberlands and Wood Products businesses achieved record financial performance as outstanding operational execution by our employees capitalized on the historic run in lumber prices against the backdrop of a challenging COVID environment,” said Mike Covey, chairman and chief executive officer. “Looking to the fourth quarter of 2020, our financial results will continue to benefit from high lumber prices through an extended lumber order file and lagged index pricing on our Idaho sawlogs. Additionally, we expect that our Real Estate business will finish the year very strong by closing a large Minnesota transaction. PotlatchDeltic is well positioned to take advantage of favorable industry fundamentals and our strong liquidity provides a high degree of flexibility as we seek to maximize shareholder value,” stated Mr. Covey.

Financial Highlights

($ in millions, except per share data)	Q3 2020	Q2 2020	Q3 2019
Revenues	$313.0	$181.6	$226.3
Net income	$81.0	$2.6	$20.6
Weighted average shares outstanding, diluted (in thousands)	67,528	67,359	67,545
Net income per diluted share	$1.20	$0.04	$0.30

Adjusted net income	$81.0	$2.6	$20.6
Adjusted net income per diluted share	$1.20	$0.04	$0.30

Total Adjusted EBITDDA	$135.4	$35.3	$55.0
Dividends per share	$0.40	$0.40	$0.40
Net cash from operations	$102.9	$39.8	$37.9
Cash and cash equivalents	$148.9	$81.0	$94.7

Business Performance: Q3 2020 vs. Q2 2020

Timberlands

Third Quarter 2020 Highlights

•	Timberlands Adjusted EBITDDA increased $34.1 million from Q2 levels
•	Northern and Southern harvest volumes increased seasonally
•	Northern sawlog prices increased 30% due primarily to higher prices on lumber-indexed volume

($ in millions)	Q3 2020	Q2 2020	$ Change
Timberlands Revenues	$117.0	$67.3	$49.7

Timberlands Adjusted EBITDDA	$59.7	$25.6	$34.1

Wood Products

Third Quarter 2020 Highlights

•	Wood Products Adjusted EBITDDA increased $70.8 million from Q2 2020 levels
•	Average lumber price was $637 per MBF Q3 2020, 55% higher than Q2 2020
•	Lumber shipments increased 17% in Q3 2020 driven by higher production hours
•	Wood Products positively impacted by plywood mill returning to normal operating level after Q2 2020 curtailment

($ in millions)	Q3 2020	Q2 2020	$ Change
Wood Products Revenues	$218.3	$126.2	$92.1

Wood Products Adjusted EBITDDA	$81.7	$10.9	$70.8

Real Estate

Third Quarter 2020 Highlights

•	Real Estate Adjusted EBITDDA increased $4.1 million from Q2 2020 levels
•	Sold 11,048 acres of rural land for $1,202/acre
•	Sold 26 residential lots at an average $83,000/lot in Q3 2020
($ in millions)	Q3 2020	Q2 2020	$ Change
Real Estate Revenues	$18.2	$13.0	$5.2

Real Estate Adjusted EBITDDA	$13.4	$9.3	$4.1

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net earnings per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, October 27, 2020, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-833-968-2227 for U.S./Canada and 1-778-560-2697 for international callers. Participants will be asked to provide conference I.D. number 9171206. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available three hours following the call until November 3, 2020 by calling 1-800-585-8367 for U.S./Canada or 1-416-621-4642 for international callers. Callers must enter conference I.D. number 9171206 to access the replay.

About PotlatchDeltic

PotlatchDeltic (NASDAQ:PCH) is a leading Real Estate Investment Trust (REIT) that owns 1.8 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s current and expected liquidity; the effects of COVID-19 on demand for our products and on our ability to continue operations; the success of the company’s business strategies; the company’s intent to refinance debt maturing in 2020 and beyond; the company’s capital allocation strategies, including share repurchases and dividend expectations; maintaining the company’s investment grade credit rating; favorable capital structure and strong balance sheet; interest rates and expenses; corporate expenses; pension expenses; taxes; fourth quarter 2020 outlook; the housing market and repair and remodel market; housing starts; lumber supply, demand and pricing; revenues, costs and expenses; lumber shipment volumes; expected sawlog demand and timber harvest volumes; sawlog mix and pricing; rural real estate and residential real estate development sales, including the closing of the sale of approximately 72,000 rural acres in the fourth quarter of 2020, and average price per acre and developed lot; planned capital expenditures and anticipated internal rate of return; business conditions; and similar matters. Words such as “anticipate,” “expect,” “will,” “intend,” “plan,” “target,” “project,” “believe,” “seek,” “schedule,” “estimate,” “could,” “can,” “may,” and similar expressions are intended to identify such forward-looking statements.  You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including impact of the COVID-19 outbreak on our business, suppliers, customers and employees; changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in thousands, except per share amounts)	2020	2020	2019	2020	2019
Revenues	$313,046	$181,555	$226,302	$703,481	$623,599
Costs and expenses:
Cost of goods sold	182,039	149,836	182,634	503,921	512,522
Selling, general and administrative expenses	21,046	16,811	12,472	52,064	43,994
Gain on sale of facility	—	—	—	—	(9,176)
	203,085	166,647	195,106	555,985	547,340
Operating income	109,961	14,908	31,196	147,496	76,259
Interest expense, net	(8,557)	(8,339)	(8,475)	(20,594)	(21,821)
Loss on extinguishment of debt	—	—	—	—	(5,512)
Pension settlement charge	—	—	—	(42,988)	—
Non-operating pension and other postretirement employee benefit costs	(3,557)	(3,478)	(935)	(10,670)	(2,804)
Income before income taxes	97,847	3,091	21,786	73,244	46,122
Income taxes	(16,840)	(453)	(1,221)	(6,431)	(1,860)
Net income	$81,007	$2,638	$20,565	$66,813	$44,262

Net income per share:
Basic	$1.21	$0.04	$0.30	$0.99	$0.65
Diluted	$1.20	$0.04	$0.30	$0.99	$0.65
Dividends per share	$0.40	$0.40	$0.40	$1.20	$1.20
Weighted-average shares outstanding:
Basic	67,149	67,176	67,446	67,263	67,781
Diluted	67,528	67,359	67,545	67,535	67,848

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	September 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$148,919	$83,310
Customer receivables, net	50,084	14,167
Inventories, net	58,572	65,781
Other current assets	21,090	20,183
Total current assets	278,665	183,441
Property, plant and equipment, net	289,305	286,383
Investment in real estate held for development and sale	74,216	74,233
Timber and timberlands, net	1,608,026	1,638,663
Intangible assets, net	16,465	17,049
Other long-term assets	31,236	35,290
Total assets	$2,297,913	$2,235,059

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$108,425	$60,577
Current portion of long-term debt	45,995	45,974
Current portion of pension and other postretirement employee benefits	6,701	6,701
Total current liabilities	161,121	113,252
Long-term debt	711,254	710,495
Pension and other postretirement employee benefits	139,022	115,463
Deferred tax liabilities, net	12,202	20,165
Other long-term obligations	78,237	48,853
Total liabilities	1,101,836	1,008,228
Commitments and contingencies
Stockholders' equity:
Preferred stock, authorized 4,000 shares, no shares issued	—	—
Common stock, $1 par value, authorized 100,000 shares, issued 66,872 and 67,221 shares	66,872	67,221
Additional paid-in capital	1,672,351	1,666,299
Accumulated deficit	(388,000)	(359,330)
Accumulated other comprehensive loss	(155,146)	(147,359)
Total stockholders’ equity	1,196,077	1,226,831
Total liabilities and stockholders' equity	$2,297,913	$2,235,059

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$81,007	$2,638	$20,565	$66,813	$44,262
Adjustments:
Depreciation, depletion and amortization	20,594	18,171	19,178	57,809	52,589
Basis of real estate sold	5,249	2,693	5,228	14,440	14,211
Gain on sale of facility	—	—	—	—	(9,176)
Loss on extinguishment of debt	—	—	—	—	5,512
Change in deferred taxes	(538)	(1,466)	295	(14,387)	(16,943)
Pension and other postretirement employee benefits	5,917	5,765	2,970	17,750	8,907
Pension settlement charge	—	—	—	42,988	—
Equity-based compensation expense	2,063	1,980	1,913	5,928	5,362
Other, net	(367)	(414)	(764)	(544)	(2,692)
Change in working capital and operating-related activities, net	(3,691)	13,840	(8,745)	12,706	13,745
Real estate development expenditures	(1,713)	(2,109)	(1,257)	(4,200)	(5,738)
Funding of pension and other postretirement employee benefits	(5,619)	(1,293)	(1,477)	(8,458)	(4,612)
Net cash provided by operating activities	102,902	39,805	37,906	190,845	105,427

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(4,371)	(5,256)	(10,094)	(14,666)	(25,596)
Timberlands reforestation and roads	(4,569)	(3,466)	(5,079)	(12,345)	(13,269)
Acquisition of timber and timberlands	(8)	(540)	—	(4,738)	(278)
Proceeds on sale of facility	—	—	—	1,000	58,793
Proceeds on disposition of property, plant and equipment	335	—	2,017	335	2,017
Other, net	36	608	87	2,149	520
Net cash (used in) provided by investing activities	(8,577)	(8,654)	(13,069)	(28,265)	22,187

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(26,749)	(26,744)	(26,888)	(80,434)	(80,834)
Repurchase of common stock	—	(3,009)	—	(15,364)	(25,173)
Proceeds from issuance of long-term debt	—	—	—	—	150,000
Repayment of long-term debt	—	—	—	—	(150,000)
Premiums and fees on debt retirement	—	—	—	—	(4,865)
Other, net	(506)	(284)	(129)	(1,032)	(393)
Net cash used in financing activities	(27,255)	(30,037)	(27,017)	(96,830)	(111,265)
Change in cash, cash equivalents and restricted cash	67,070	1,114	(2,180)	65,750	16,349
Cash, cash equivalents and restricted cash, beginning	82,934	81,820	97,970	84,254	79,441
Cash, cash equivalents and restricted cash, ending	$150,004	$82,934	$95,790	$150,004	$95,790

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in thousands)	2020	2020	2019	2020	2019
Revenues
Timberlands	$116,985	$67,345	$98,809	$266,755	$233,848
Wood Products	218,291	126,216	143,643	489,507	413,979
Real Estate	18,151	13,105	18,863	42,225	61,459
	353,427	206,666	261,315	798,487	709,286
Intersegment Timberlands revenues	(40,381)	(25,111)	(35,013)	(95,006)	(85,687)
Consolidated revenues	$313,046	$181,555	$226,302	$703,481	$623,599

Adjusted EBITDDA[1]
Timberlands	$59,649	$25,659	$42,996	$120,290	$95,977
Wood Products	81,644	10,907	5,903	105,780	11,058
Real Estate	13,466	9,256	14,678	30,062	48,697
Corporate	(15,361)	(10,534)	(6,930)	(34,567)	(26,930)
Eliminations and adjustments	(4,012)	85	(1,635)	(3,235)	3,542
Total Adjusted EBITDDA	135,386	35,373	55,012	218,330	132,344
Basis of real estate sold	(5,249)	(2,693)	(5,228)	(14,440)	(14,211)
Depreciation, depletion and amortization	(20,187)	(17,765)	(18,786)	(56,590)	(51,310)
Interest expense, net	(8,557)	(8,339)	(8,475)	(20,594)	(21,821)
Loss on extinguishment of debt	—	—	—	—	(5,512)
Pension settlement charge	—	—	—	(42,988)	—
Non-operating pension and other postretirement employee benefits	(3,557)	(3,478)	(935)	(10,670)	(2,804)
Gain (loss) on disposal of fixed assets	11	(7)	198	196	260
Gain on sale of facility	—	—	—	—	9,176
Income before income taxes	$97,847	$3,091	$21,786	$73,244	$46,122

Depreciation, depletion and amortization
Timberlands	$13,821	$11,566	$12,627	$37,978	$33,361
Wood Products	5,983	5,798	5,763	17,411	16,666
Real Estate	149	156	152	465	508
Corporate	234	245	244	736	775
	20,187	17,765	18,786	56,590	51,310
Bond discounts and deferred loan fees[2]	407	406	392	1,219	1,279
Total depreciation, depletion and amortization	$20,594	$18,171	$19,178	$57,809	$52,589

Basis of real estate sold
Real Estate	$5,257	$3,212	$5,283	$14,973	$14,326
Eliminations and adjustments	(8)	(519)	(55)	(533)	(115)
Total basis of real estate sold	$5,249	$2,693	$5,228	$14,440	$14,211

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA on page 8, Reconciliations.
[2]	Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in thousands, except per share amount)	2020	2020	2019	2020	2019
Total Adjusted EBITDDA
Net income (GAAP)	$81,007	$2,638	$20,565	$66,813	$44,262
Interest expense, net	8,557	8,339	8,475	20,594	21,821
Income taxes	16,840	453	1,221	6,431	1,860
Depreciation, depletion and amortization	20,187	17,765	18,786	56,590	51,310
Basis of real estate sold	5,249	2,693	5,228	14,440	14,211
Loss on extinguishment of debt	—	—	—	—	5,512
Pension settlement charge	—	—	—	42,988	—
Non-operating pension and other postretirement benefit costs	3,557	3,478	935	10,670	2,804
Gain on sale of facility	—	—	—	—	(9,176)
(Gain) loss on disposal of fixed assets	(11)	7	(198)	(196)	(260)
Total Adjusted EBITDDA	$135,386	$35,373	$55,012	$218,330	$132,344

Adjusted net income
Net income (GAAP)	$81,007	$2,638	$20,565	$66,813	$44,262
Special items:
Loss on extinguishment of debt	—	—	—	—	5,512
Pension settlement charge, after tax	—	—	—	31,811	—
Gain on sale of facility, after tax	—	—	—	—	(6,790)
Adjusted net income	$81,007	$2,638	$20,565	$98,624	$42,984

Adjusted net income per diluted share
Net income per diluted share (GAAP)	$1.20	$0.04	$0.30	$0.99	$0.65
Special items:
Loss on extinguishment of debt	—	—	—	—	0.08
Pension settlement charge, after tax	—	—	—	0.47	—
Gain on sale of facility, after tax	—	—	—	—	(0.10)
Adjusted net income per diluted share	$1.20	$0.04	$0.30	$1.46	$0.63